UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

MELO BIOTECHNOLOGY HOLDINGS INC.

 (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]        No fee required

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$125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

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Title of each class of securities to which transaction applies:

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2.

Aggregate number of securities to which transaction applies:

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3.

Per unit price or other underlying value of transaction computed pursuant to Exchange

            Act Rule 0-11

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4.

Proposed maximum aggregate value of transaction

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5.

Total fee paid

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

MELO BIOTECHNOLOGY HOLDINGS INC.

Room A, 1/F, Tontex Building,

2 Sheung Hei Street, Kowloon, Hong Kong

Dear Shareholder:

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and regulation 14C and Schedule C thereunder, this notice and information statement (the “Information Statement”) is being mailed out on or about January 13, 2011 (the “Mailing Date”) to the shareholders of record, as of December 31, 2010 (the “Record Date”), of Melo Biotechnology Holdings, Inc. (hereinafter referred to as “we,” “us,” “our,” the “Company”), an Ontario corporation. This Information Statement is being circulated to advise the shareholders of Special Meeting of the Company’s shareholders.

On behalf of the Board of Directors, I cordially invite you to attend the Special Meeting of Shareholders of Melo Biotechnology Holdings Inc. (the “Company”) to be held on February 2, 2011 at 11:00 a.m. local time at Room A, 1/F, Tontex Building, 2 Sheung Hei Street, Kowloon, Hong Kong, to act on the following matter:

1.

To consider and vote upon a proposal by the Board of Directors to amend the Company’s Articles of Incorporation to change its name from Melo Biotechnology Holdings Inc. to First Asia Holdings Limited.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

You are urged to attend the meeting to assure that your vote is counted.

Attached hereto for your review is an Information Statement relating to the above-described actions. Please read this Information Statement carefully. It describes the essential terms of the amendment to the Company’s Articles of Incorporation. Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder as to how they can notify the Company of their wish to receive a separate copy.  Additional information about the Company is contained in its reports filed with the United States Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov/index.htm.

Sincerely,

Fung Ming

Director and President

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held February 2, 2011

Dear Shareholders,

Notice is hereby given that a Special Meeting of the Shareholders of Melo Biotechnology Holdings, Inc., (the “Company”), will be held on February 2, 2011 at 11:00 a.m. local time at Room A, 1/F, Tontex Building, 2 Sheung Hei Street, Kowloon, Hong Kong, to act on the following matter:

2.

To consider and vote upon a proposal by the Board of Directors to amend the Company’s Articles of Incorporation to change its name from Melo Biotechnology Holdings Inc. to First Asia Holdings Limited.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

You are urged to attend the meeting to assure that your vote is counted.

Dated as of this 13th day of January, 2011

By Order of the Board of Directors

Fung Ming

Director and President

MELO BIOTECHNOLOGY HOLDINGS INC.

Room A, 1/F, Tontex Building,

2 Sheung Hei Street, Kowloon, Hong Kong

INFORMATION STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

OF

MELO BIOTECHNOLOGY HOLDINGS INC.

To be held on February 2, 2011

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GENERAL INFORMATION

This Information Statement is furnished in connection with a Special Meeting of the Shareholders called by the Board of Directors (the “Board”) of the Company to be held at Room A, 1/F, Tontex Building, 2 Sheung Hei Street, Kowloon, Hong Kong, on February 2, 2011 at 11:00 a.m. local time, and at any and all postponements, continuations or adjournments thereof (collectively the “Meeting”).  This Information Statement and the accompanying Notice of Special Meeting will be first mailed or given to the Company’s shareholders on or about January 13, 2011.

All shares of the Company’s common stock (“Common Stock”), represented either in person or by proxy will be eligible to be voted at the Meeting.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

CURRENT INFORMATION ABOUT THE COMPANY

Melo Biotechnology Holdings Inc., is a publicly traded company whose shares trade on the OTC Bulletin Board (the “OTCBB”) under the trading symbol “MLOBF”.   The Company was organized under the laws of Ontario, in March 1993.   The Company is located at Room A, 1/F, Tontex Building, 2 Sheung Hei Street, Kowloon, Hong Kong.

The Company, through its wholly owned subsidiaries, Melo Biotechnology Limited (“Melo Limited”), a British Virgin Islands corporation, and Melo International Holdings Limited, a British Virgin Islands corporation (“Melo International”), develops, trades and markets health products, which are mainly nutritional supplements, in Hong Kong. The business operations of Melo Limited and Melo International are the Company’s only business operations.  Melo Limited and Melo International purchase nutritional supplements from manufacturers and distributors in both the United States and China and then distributes the products in Hong Kong.

The Chart below depicts the corporate structure of the Company.  The Company owns 100% of the capital stock of Melo Limited and has no other direct subsidiaries.  Melo Limited owns 100% of the capital stock of Melo International and has no other direct subsidiaries.  Melo International has no subsidiaries.

RECORD DATE

Shareholders of record at the close of business on December 31, 2010 are entitled to notice of the Meeting and to vote at the Meeting.  As of the Record Date, 23,364,134 shares of the Company’s Common Stock (the “Common Stock”) were issued and entitled to vote at the Meeting.

VOTING

As of the date hereof, the Company has outstanding 23,364,134 common shares without par value, each carrying the right to one vote per share.  As of December 31, 2010 such shares were held by a total of approximately 50 shareholders of record.

In accordance with the provisions of the Ontario Business Corporations Act (the “OBCA” or the “Act”) the Company will prepare a list of shareholders as of the Record Date. In accordance with the voting rights attached to the common shares, each shareholder named in the list will be entitled to vote on all matters coming before the meeting for which such shareholder is entitled to vote, the shares shown opposite his or her name on the list, except to the extent that (i) the shareholder has transferred his or her shares after the Record Date; and (ii) the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he or she owns the shares and demands, not later than 10 days before the Meeting, that his or her name be included in the list of shareholders before the Meeting, in which case the transferee will be entitled to vote his or her shares at the Meeting.

The failure of a shareholder to receive the Notice of Meeting does not deprive him or her of the right to vote at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the Company’s President, who will serve as the Inspector of Elections (the “Inspector”).  The Inspector will also determine whether or not a quorum is present.  In general, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under the Act for approval of proposals presented to shareholders.  The Company’s Bylaws and the Act provide that a quorum consists of the holders of a majority of the shares outstanding and entitled to vote and present or represented by proxy at the meeting.

The Inspector will treat express abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not treat express abstentions as votes in favor of approving any matter submitted to shareholders for a vote.

The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the provisions of the OBCA concerning voting of shares and determination of a quorum.

As of the Record Date, Huge Team Investments Limited was the owner of 13,000,000 shares, or approximately 55.6%, of the issued and outstanding shares of Common Stock in the Company.  Therefore, Huge Team Investments Limited is in a position to control the outcome of any shareholder vote, and it has advised the Company that it intends to vote its shares in favor of the Proposal for Stockholder Vote detailed below.  Therefore the Company has determined that there is no need to solicit proxies for the Meeting.

PRINCIPAL SHARE OWNERSHIP

The following table sets forth information, as of the Record Date, with respect to the beneficial ownership of the Company’s common stock by:  (1) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s common stock; (ii) each director; (iii) named executive officers; and (iv) all current named executive officers and directors as a group:

Title and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Fung Ming (1) Director, President and Chief Financial Officer Room A, 1/F 2 Sheung Hei Street Kowloon, Hong Kong	0	0%
Common	Tommy Chan (1) Director Room A, 1/F, Tontex Building, 2 Sheung Hei Street, Kowloon, Hong Kong	0	0.0%
Common	Huge Team Investments Limited Room A, 1/F, Tontex Building, 2 Sheung Hei Street, Kowloon, Hong Kong	13,000,000	55.6%
Common	All Directors and executive officers	0	0%

(1)

The person listed is an officer, a director, or both, of the Company.

CURRENT DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of our current officers and directors.  All directors hold office until the next annual meeting of shareholders of the Company and until their successors are elected and qualified.  Officers hold office until the first meeting of directors following the annual meeting of shareholders and until their successors are elected and qualified, subject to earlier removal by the Board of Directors.

The directors and executive officers currently serving the Company are:

Name	Age	Position	Tenure

Fung Ming	41	Director, President, Treasurer	Since August 2006
Tommy Chan	42	Director	Since September 2006

Biographical Information

Fung Ming.  Fung Ming is 41 years old.  Mr. Ming has been a Director of the Company since August 2006.  Mr. Ming has served as the Company’s President and Treasurer since November 2006.  As a Director and the President and Treasurer of the Company Mr. Ming is responsible to the general business operations of the Company.  During the ten year period preceding his in involvement with the Company, Mr. Fung has been self-employed as a business consultant, providing consulting services in accounting, taxation and company secretarial matters.

Tommy Chan.  Tommy Chan is 42 years old.  Mr. Chan has been a director of the Company since September 2006.   In addition to his work as a director of the Company, Mr. Chan is an accountant and currently works as Director of Finance and Human Resources in a not-for-profit organization in Canada. Mr. Chan has worked in the finance and accounting industry for 15 years. He was previously employed with two start-up telecommunication companies and was the Financial Controller for one of them. At these companies, Mr. Chan was responsible for developing the accounting, finance and human resource departments. Before joining the telecommunications industry, he was responsible for the successful listing of a manufacturing company on the Singapore Stock Exchange and for overseeing that company's China and Hong Kong financial control duties.

Family Relationships

There are no family relationships between any of the current directors or officers of the Company.

PROPOSAL FOR SHAREHOLDER VOTE

CHANGE OF NAME

Overview

On December 28, 2010, the Company’s Board of Directors approved the Amendment to the Articles of Incorporation to change the name of the Company to First Asia Holdings Limited (the “Amendment”), subject to the approval of the Company’s shareholders.

Reasons for the Name Change

The Company is gradually changing its business focus from the trading of health products to property investment in the Asian Region. The Board of Directors believe that the proposed new name will better reflect the Company’s new principal business.

No Dissenters’ Rights

Shareholders who do not consent to or vote in favor of the name change are not entitled to the dissenter’s or appraisal rights provided in Section 185 of the Ontario Business Corporation Act.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact Fung Ming, at Room A, 1/F, Tontex Building, 2 Sheung Hei Street, Kowloon, Hong Kong.  We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.  Copies of our annual report on Form 10-K (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any shareholder to the Company at Room A, 1/F, Tontex Building, 2 Sheung Hei Street, Kowloon, Hong Kong.  Copies of all exhibits to the annual reports on Form 10-K are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

By Order of the Board of Directors,

/s/ Fung Ming
Fung Ming, Director

January 13, 2011